UNITED STATES`

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2026

HORNBECK OFFSHORE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 Northpark Boulevard, Suite 300 Covington, Louisiana	70433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 727-2000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On November 4, 2026, Hornbeck Offshore Services, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the third quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Also on November 4, 2026, the Company made available on its website an earnings presentation regarding the Company’s financial results for the third quarter ended September 30, 2026, which will be used for investor relations purposes. The earnings presentation is furnished as Exhibit 99.2.

The information in this report and the exhibits attached hereto shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated November 4, 2026

99.2	Investor Presentation, dated November 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2026

HORNBECK OFFSHORE SERVICES, INC.

By:	/s/ R. Potter Adams
R. Potter Adams
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)